UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Universal Health Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNIVERSAL HEALTH SERVICES, INC. + Online Go to www.envisionreports.com/UHS or scan the QR code -login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Universal Health Services, Inc. Annual Meeting of Stockholders to be Held on May 18, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Universal Health Services Inc. Annual Report/Form 10K and Universal Health Services Inc. Notice of Annual Meeting and Proxy Statement to stockholders are available at: www.envisionreports.com/UHS Easy Online Access - View your proxy materials and vote. Step 1: Go to www.envisionreports.com/UHS. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2022 to facilitate timely delivery. 2 N O T 03LSQF

Stockholder Meeting Notice Universal Health Services, Inc. Annual Meeting of Stockholders will be held at 10:00 a.m. EDT on Wednesday, May 18, 2022, virtually via live webcast at www.meetnow.global/MKLFJSM. To vote online during the meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form. The Board of Directors recommend a vote FOR the nominee listed, FOR Proposals 2 and 3 and AGAINST Proposal 4: 1. Election of Directors: 01 - Maria R. Singer 2. Proposal to approve an amendment and restatement of the Company's 2020 Omnibus Stock and Incentive Plan. 3. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. Stockholder Proposal regarding majority vote standard in director elections if properly presented at the meeting. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. The proxy statement contains information on how to vote online during the meeting. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet - Go to www.envisionreports.com/UHS. Click Cast Your Vote or Request Materials. - Phone - Call us free of charge at 1-866-641-4276. - Email - Send an email to investorvote@computershare.com with "Proxy Materials Universal Health Services, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 6, 2022.